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                                                                EXHIBIT NO. 23.1




                          INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Blue Dolphin Energy Company

We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement. Our report refers to a change in the method of accounting for costs of start-up activities.


/s/ KPMG LLP

Houston, Texas
December 20, 2001